September 30, 2025 Third Quarter Financial Supplement Exhibit 99.2

Table of Contents Page Investor Letter... 3 Use of Non-GAAP Measures...................................................................................................................................................................................................... 4 Results of Operations and Selected Operating Performance Measures...................................................................................................................................... 5 Financial Highlights... 6 Consolidated Quarterly Results Consolidated Net Income (Loss) by Quarter............................................................................................................................................................................... 8 Reconciliation of Net Income (Loss) to Adjusted Operating Income......................................................................................................................................... 9 Consolidated Balance Sheets....................................................................................................................................................................................................... 10-11 Consolidated Balance Sheets by Segment................................................................................................................................................................................... 12-13 Quarterly Results by Business Adjusted Operating Income and Selected Operating Metrics - Enact Segment.......................................................................................................................... 15-16 Adjusted Operating Income (Loss) and Statutory Impact of In-Force Rate Actions - Long-Term Care Insurance Segment..................................................... 18-19 Adjusted Operating Income (Loss) - Life and Annuities Segment.............................................................................................................................................. 21-24 Adjusted Operating Loss - Corporate and Other......................................................................................................................................................................... 26 Additional Financial Data Investments Summary... 28 Fixed Maturity Securities Summary............................................................................................................................................................................................ 29 U.S. GAAP Net Investment Income Yields................................................................................................................................................................................ 30 Net Investment Gains (Losses) - Detail....................................................................................................................................................................................... 31 Reconciliations of Non-GAAP Measures Reconciliation of Operating Return On Equity (ROE)................................................................................................................................................................ 33 Reconciliation of Consolidated Expense Ratio............................................................................................................................................................................ 34 Reconciliation of Reported Yield to Core Yield.......................................................................................................................................................................... 35 GENWORTH FINANCIAL, INC. FINANCIAL SUPPLEMENT THIRD QUARTER 2025 2 Note: Unless otherwise stated, all references in this financial supplement to income (loss) from continuing operations, income (loss) from continuing operations per share, net income (loss), net income (loss) per share, adjusted operating income (loss), adjusted operating income (loss) per share, book value and book value per share should be read as income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders, income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share, net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, non-U.S. Generally Accepted Accounting Principles (U.S. GAAP) adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders, non-GAAP adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

Investors are encouraged to listen to the company’s earnings call on the third quarter 2025 results at 10:00 a.m. (ET) on November 6, 2025. The company’s conference call will be accessible via telephone and internet. The dial-in number for Genworth’s November 6 conference call is 800-330-6710 or 213-279-1505 (outside the U.S.); conference ID #2260685. To participate in the call by webcast, register at least 15 minutes in advance at https://investor.genworth.com. Dear Investor, Thank you for your continued interest in Genworth Financial, Inc. Please see the accompanying press release and summary presentation posted to the company’s website at https://investor.genworth.com for additional information regarding its third quarter 2025 earnings results. Regards, Christine Jewell Investor Relations InvestorInfo@genworth.com GENWORTH FINANCIAL, INC. FINANCIAL SUPPLEMENT THIRD QUARTER 2025 3

GENWORTH FINANCIAL, INC. FINANCIAL SUPPLEMENT THIRD QUARTER 2025 4 Use of Non-GAAP Measures Management evaluates performance and allocates resources based on a non-GAAP financial measure entitled “adjusted operating income (loss).” Management evaluates adjusted operating income (loss) as a key measure to assess performance and support new business initiatives because the measure more accurately reflects overall operating performance, as it minimizes the impact of macroeconomic volatility. The company’s legacy U.S. life insurance subsidiaries, which comprise the Long-Term Care Insurance and Life and Annuities segments, are managed on a standalone basis; therefore, the company does not allocate capital to its Long-Term Care Insurance and Life and Annuities segments. The company defines adjusted operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income (loss) attributable to noncontrolling interests, net investment gains (losses), changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, restructuring costs and infrequent or unusual non-operating items. A component of the company’s net investment gains (losses) is the result of estimated future credit losses, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset- liability matching considerations. The company excludes net investment gains (losses), changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, restructuring costs and infrequent or unusual non- operating items from adjusted operating income (loss) because, in the company’s opinion, they are not indicative of overall operating performance. While some of these items may be significant components of net income (loss) determined in accordance with U.S. GAAP, the company believes that adjusted operating income (loss), and measures that are derived from or incorporate adjusted operating income (loss), are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Adjusted operating income (loss) is not a substitute for net income (loss) determined in accordance with U.S. GAAP. In addition, the company’s definition of adjusted operating income (loss) may differ from the definitions used by other companies. Adjustments to reconcile net income (loss) to adjusted operating income (loss) assume a 21% current tax rate, plus any associated deferred taxes, and are net of the portion attributable to noncontrolling interests. Changes in fair value of market risk benefits and associated hedges are adjusted to exclude changes in reserves, attributed fees and benefit payments. The table on page 9 of this financial supplement provides a reconciliation of net income (loss) to adjusted operating income for the periods presented and reflects adjusted operating income (loss) as determined in accordance with accounting guidance related to segment reporting. This financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 33 to 35 of this financial supplement. Statutory Accounting Data The company presents certain supplemental statutory data for Genworth Life Insurance Company (GLIC) and its consolidating life insurance subsidiaries that has been prepared on the basis of statutory accounting principles (SAP). GLIC and its consolidating life insurance subsidiaries file financial statements with state insurance regulatory authorities and the National Association of Insurance Commissioners that are prepared using SAP, an accounting basis either prescribed or permitted by such authorities. Due to differences in methodology between SAP and U.S. GAAP, the values for assets, liabilities and equity, and the recognition of income and expenses, reflected in financial statements prepared in accordance with U.S. GAAP are materially different from those reflected in financial statements prepared under SAP. This supplemental statutory data should not be viewed as an alternative to, or used in lieu of, U.S. GAAP. This supplemental statutory data includes the impact from in-force rate actions on pre-tax long-term care insurance statutory earnings. Statutory pre-tax earnings represent the net gain from operations, including the impact from in-force rate actions, before dividends to policyholders, refunds to members and federal income taxes and before realized capital gains or (losses). Management uses and provides this supplemental statutory data because it believes it provides a useful measure of, among other things, statutory pre-tax earnings and the adequacy of capital. Management uses this data to measure against its policy to manage the U.S. life insurance companies with internally generated capital.

GENWORTH FINANCIAL, INC. FINANCIAL SUPPLEMENT THIRD QUARTER 2025 5 Results of Operations and Selected Operating Performance Measures The company allocates tax to its businesses at the U.S. corporate federal income tax rate of 21%. Each segment is then adjusted to reflect the unique tax attributes of that segment, such as permanent differences between U.S. GAAP and tax law. The difference between the consolidated provision for income taxes and the sum of the provision for income taxes in each segment is reflected in Corporate and Other. The annually-determined tax rates and adjustments to each segment’s provision for income taxes are estimates which are subject to review and could change from year to year. U.S. GAAP generally requires an annualized effective tax rate to be used for interim reporting periods, utilizing projections of full year results. However, in certain circumstances, it is appropriate to record the actual effective tax rate for the period if a reliable estimate cannot be made for the full year. For the three months ended September 30, 2025, June 30, 2025, March 31, 2025, September 30, 2024 and June 30, 2024, the company utilized the actual effective tax rate for the interim period to record the provision for income taxes for its Long-Term Care Insurance and Life and Annuities segments and the annualized projected effective tax rate for its Enact segment and Corporate and Other. For the three months ended March 31, 2024, the company used the annualized projected effective tax rate for all segments and Corporate and Other. This financial supplement contains selected operating performance measures including “new insurance written,” “insurance in-force” and “risk in-force,” which are commonly used in the insurance industry as measures of operating performance. Management regularly monitors and reports new insurance written for the company’s Enact segment as a measure of volume of new business generated in a period. The company considers new insurance written to be a measure of the operating performance of its Enact segment because it represents a measure of new sales of mortgage insurance policies during a specified period, rather than a measure of revenues or profitability during that period. Management also regularly monitors and reports insurance in-force and risk in-force for the company’s Enact segment. Insurance in-force is a measure of the aggregate unpaid principal balance as of the respective reporting date for loans insured by the company’s U.S. mortgage insurance subsidiaries. Risk in-force is based on the coverage percentage applied to the estimated current outstanding loan balance. These metrics are presented on a direct basis and exclude reinsurance. The company considers insurance in-force and risk in-force to be measures of the operating performance of its Enact segment because they represent measures of the size of its business at a specific date which will generate revenues and profits in a future period, rather than measures of its revenues or profitability during that period. Management also regularly monitors and reports a loss ratio for the company’s Enact segment. The company considers the loss ratio, which is the ratio of benefits and other changes in policy reserves to net earned premiums, to be a measure of underwriting performance. The company believes the loss ratio helps to enhance the understanding of the operating performance of the Enact segment. These operating performance measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2025

Financial Highlights
(amounts in millions, except per share data)

Balance Sheet Data	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Total Genworth Financial, Inc.'s stockholders' equity, excluding accumulated other comprehensive income (loss)	$ 10,207	$ 10,160	$ 10,131	$ 10,136	$ 10,182
Total accumulated other comprehensive income (loss)[1]	(1,395)	(1,372)	(1,421)	(1,642)	(1,871)
Total Genworth Financial, Inc.'s stockholders' equity	$ 8,812	$ 8,788	$ 8,710	$ 8,494	$ 8,311
Book value per share	$ 21.88	$ 21.35	$ 20.94	$ 20.16	$ 19.40
Book value per share, excluding accumulated other comprehensive income (loss)	$ 25.35	$ 24.68	$ 24.36	$ 24.05	$ 23.77
Common shares outstanding as of the balance sheet date	402.7	411.7	415.9	421.4	428.4

	Twelve months ended				
Twelve Month Rolling Average ROE	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
U.S. GAAP Basis ROE	2.2 %	1.9 %	2.1 %	3.0 %	0.9 %
Operating ROE[2]	1.5 %	1.8 %	2.4 %	2.7 %	0.3 %

	Three months ended				
Quarterly Average ROE	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
U.S. GAAP Basis ROE	4.6 %	2.0 %	2.1 %	— %	3.3 %
Operating ROE[2]	0.7 %	2.7 %	1.5 %	0.6 %	1.9 %

Basic and Diluted Shares	Three months ended September 30, 2025	Nine months ended September 30, 2025
Weighted-average common shares used in basic earnings per share calculations	408.0	413.2
Potentially dilutive securities:		
Performance stock units, restricted stock units and other equity-based awards	5.3	4.7
Weighted-average common shares used in diluted earnings per share calculations	413.3	417.9

[1]As of September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024 and September 30, 2024, total accumulated other comprehensive income (loss) includes $143 million, $770 million, $704 million, $1,023 million and $(1,341) million, net of taxes, respectively, related to changes in the discount rate used to remeasure the liability for future policy benefits and related reinsurance recoverables.

[2]See page 33 herein for a reconciliation of U.S. GAAP Basis ROE to Operating ROE.

6

Consolidated Quarterly Results 7

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2025

Consolidated Net Income (Loss) by Quarter
(amounts in millions, except per share amounts)

	2025				2024				
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:									
Premiums	$ 886	$ 865	$ 862	$ 2,613	$ 876	$ 874	$ 855	$ 875	$ 3,480
Net investment income	799	802	739	2,340	793	777	808	782	3,160
Net investment gains (losses)	99	(28)	27	98	(41)	66	(61)	49	13
Policy fees and other income	151	157	158	466	154	163	167	158	642
Total revenues	1,935	1,796	1,786	5,517	1,782	1,880	1,769	1,864	7,295
BENEFITS AND EXPENSES:									
Benefits and other changes in policy reserves	1,227	1,195	1,217	3,639	1,199	1,213	1,151	1,203	4,766
Liability remeasurement (gains) losses	106	60	4	170	88	34	39	(8)	153
Changes in fair value of market risk benefits and associated hedges	(1)	(10)	18	7	(3)	21	(8)	(23)	(13)
Interest credited	96	94	99	289	101	102	125	125	453
Acquisition and operating expenses, net of deferrals	259	249	236	744	253	259	229	236	977
Amortization of deferred acquisition costs and intangibles	57	57	60	174	62	62	60	65	249
Interest expense	27	26	26	79	27	28	30	30	115
Total benefits and expenses	1,771	1,671	1,660	5,102	1,727	1,719	1,626	1,628	6,700
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	164	125	126	415	55	161	143	236	595
Provision for income taxes	9	35	36	80	20	40	32	66	158
INCOME FROM CONTINUING OPERATIONS	155	90	90	335	35	121	111	170	437
Loss from discontinued operations, net of taxes[(1)]	(8)	(7)	(5)	(20)	(5)	(3)	(1)	(1)	(10)
NET INCOME	147	83	85	315	30	118	110	169	427
Less: net income attributable to noncontrolling interests	31	32	31	94	31	33	34	30	128
NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.'S COMMON STOCKHOLDERS	$ 116	$ 51	$ 54	$ 221	$ (1)	$ 85	$ 76	$ 139	$ 299
Earnings Per Share Data:									
Income from continuing operations available to Genworth Financial, Inc.'s common stockholders per share									
Basic	$ 0.30	$ 0.14	$ 0.14	$ 0.58	$ 0.01	$ 0.20	$ 0.18	$ 0.32	$ 0.71
Diluted	$ 0.30	$ 0.14	$ 0.14	$ 0.58	$ 0.01	$ 0.20	$ 0.17	$ 0.31	$ 0.70
Net income (loss) available to Genworth Financial, Inc.'s common stockholders per share									
Basic	$ 0.29	$ 0.12	$ 0.13	$ 0.54	$ 0.00	$ 0.20	$ 0.17	$ 0.31	$ 0.69
Diluted	$ 0.28	$ 0.12	$ 0.13	$ 0.53	$ 0.00	$ 0.19	$ 0.17	$ 0.31	$ 0.68
Weighted-average common shares outstanding									
Basic	408.0	413.2	418.3	413.2	425.3	430.8	436.4	443.0	433.9
Diluted	413.3	417.5	422.9	417.9	431.0	435.8	440.7	450.3	439.4

[(1)] Loss from discontinued operations primarily relates to legal costs related to litigation involving the company's former lifestyle protection insurance business.

8

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2025

Reconciliation of Net Income (Loss) to Adjusted Operating Income
(amounts in millions, except per share amounts)

	2025				2024				
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.'S COMMON STOCKHOLDERS	$ 116	$ 51	$ 54	$ 221	$ (1)	$ 85	$ 76	$ 139	$ 299
Add: net income attributable to noncontrolling interests	31	32	31	94	31	33	34	30	128
NET INCOME	147	83	85	315	30	118	110	169	427
Less: loss from discontinued operations, net of taxes	(8)	(7)	(5)	(20)	(5)	(3)	(1)	(1)	(10)
INCOME FROM CONTINUING OPERATIONS	155	90	90	335	35	121	111	170	437
Less: net income from continuing operations attributable to noncontrolling interests	31	32	31	94	31	33	34	30	128
INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.'S COMMON STOCKHOLDERS	124	58	59	241	4	88	77	140	309
ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.'S COMMON STOCKHOLDERS:									
Net investment (gains) losses, net[(1)]	(99)	27	(28)	(100)	39	(66)	60	(50)	(17)
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges[(2)]	(3)	(15)	19	1	(24)	17	(10)	(26)	(43)
(Gains) losses on early extinguishment of debt, net[(3)]	—	—	—	—	(2)	(2)	7	(1)	2
Expenses related to restructuring	1	—	(1)	—	1	—	4	7	12
Taxes on adjustments[(4)]	(6)	(2)	2	(6)	(3)	11	(13)	15	10
ADJUSTED OPERATING INCOME	$ 17	$ 68	$ 51	$ 136	$ 15	$ 48	$ 125	$ 85	$ 273
ADJUSTED OPERATING INCOME (LOSS):									
Enact segment	$ 134	$ 141	$ 137	$ 412	$ 137	$ 148	$ 165	$ 135	$ 585
Long-Term Care Insurance segment	(100)	(37)	(30)	(167)	(104)	(46)	(29)	3	(176)
Life and Annuities segment:									
Life Insurance	(15)	(20)	(44)	(79)	2	(40)	(23)	(33)	(94)
Fixed Annuities	10	8	4	22	1	6	12	11	30
Variable Annuities	9	5	7	21	2	7	10	7	26
Total Life and Annuities segment	4	(7)	(33)	(36)	5	(27)	(1)	(15)	(38)
Corporate and Other	(21)	(29)	(23)	(73)	(23)	(27)	(10)	(38)	(98)
ADJUSTED OPERATING INCOME	$ 17	$ 68	$ 51	$ 136	$ 15	$ 48	$ 125	$ 85	$ 273
Earnings Per Share Data:									
Net income (loss) available to Genworth Financial, Inc.'s common stockholders per share									
Basic	$ 0.29	$ 0.12	$ 0.13	$ 0.54	$ —	$ 0.20	$ 0.17	$ 0.31	$ 0.69
Diluted	$ 0.28	$ 0.12	$ 0.13	$ 0.53	$ —	$ 0.19	$ 0.17	$ 0.31	$ 0.68
Adjusted operating income per share									
Basic	$ 0.04	$ 0.16	$ 0.12	$ 0.33	$ 0.04	$ 0.11	$ 0.29	$ 0.19	$ 0.63
Diluted	$ 0.04	$ 0.16	$ 0.12	$ 0.33	$ 0.04	$ 0.11	$ 0.28	$ 0.19	$ 0.62
Weighted-average common shares outstanding									
Basic	408.0	413.2	418.3	413.2	425.3	430.8	436.4	443.0	433.9
Diluted	413.3	417.5	422.9	417.9	431.0	435.8	440.7	450.3	439.4

(1) Net investment (gains) losses were adjusted for the portion attributable to noncontrolling interests (see page 31 for reconciliation).

(2) Changes in fair value of market risk benefits and associated hedges were adjusted to exclude changes in reserves, attributed fees and benefit payments (see page 21 for reconciliation).

(3) (Gains) losses on early extinguishment of debt are net of the portion attributable to noncontrolling interests of $2 million for the three months ended June 30, 2024.

(4) The three and nine months ended September 30, 2025 include a $27 million tax benefit related to a release of a portion of the valuation allowance on certain deferred tax assets.

9

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2025

Consolidated Balance Sheets
(amounts in millions)

	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
ASSETS					
Investments:					
Fixed maturity securities available-for-sale, at fair value[1]	$ 46,110	$ 45,672	$ 45,668	$ 44,902	$ 47,342
Equity securities, at fair value	546	516	496	515	458
Commercial mortgage loans	6,374	6,390	6,356	6,450	6,570
Less: Allowance for credit losses	(59)	(56)	(36)	(39)	(38)
Commercial mortgage loans, net	6,315	6,334	6,320	6,411	6,532
Policy loans	2,311	2,366	2,316	2,310	2,316
Limited partnerships	3,473	3,337	3,241	3,142	3,100
Other invested assets	658	643	653	648	772
Total investments	59,413	58,868	58,694	57,928	60,520
Cash, cash equivalents and restricted cash	2,036	1,797	1,891	2,048	2,057
Accrued investment income	589	556	639	607	592
Deferred acquisition costs	1,632	1,680	1,729	1,779	1,831
Intangible assets	184	185	193	197	197
Reinsurance recoverable	17,935	17,662	17,744	17,679	18,626
Less: Allowance for credit losses	(23)	(23)	(25)	(24)	(27)
Reinsurance recoverable, net	17,912	17,639	17,719	17,655	18,599
Other assets	421	479	489	444	443
Deferred tax asset	1,788	1,680	1,663	1,718	1,846
Market risk benefit assets	62	58	47	57	52
Separate account assets	4,449	4,394	4,192	4,438	4,623
Total assets	$ 88,486	$ 87,336	$ 87,256	$ 86,871	$ 90,760

[1]Amortized cost of $48,379 million, $48,684 million, $48,837 million, $48,720 million and $48,961 million as of September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024 and September 30, 2024, respectively and allowance for credit losses of $28 million, $25 million, $14 million, $10 million and $— as of September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024 and September 30, 2024, respectively.

10

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2025

Consolidated Balance Sheets
(amounts in millions)

	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
LIABILITIES AND EQUITY					
Liabilities:					
Future policy benefits	$ 55,364	$ 54,111	$ 54,158	$ 53,610	$ 57,303
Policyholder account balances	14,039	14,163	14,447	14,594	14,864
Market risk benefit liabilities	429	453	516	465	532
Liability for policy and contract claims	710	763	698	670	655
Unearned premiums	96	101	108	115	121
Other liabilities	2,056	2,052	1,933	2,026	1,859
Long-term borrowings	1,520	1,520	1,519	1,518	1,548
Separate account liabilities	4,449	4,394	4,192	4,438	4,623
Liabilities related to discontinued operations[1]	2	—	4	4	—
Total liabilities	78,665	77,557	77,575	77,440	81,505
Equity:					
Common stock	1	1	1	1	1
Additional paid-in capital	11,879	11,871	11,862	11,875	11,868
Accumulated other comprehensive income (loss):					
Change in the discount rate used to measure future policy benefits	143	770	704	1,023	(1,341)
All other	(1,538)	(2,142)	(2,125)	(2,665)	(530)
Total accumulated other comprehensive income (loss)	(1,395)	(1,372)	(1,421)	(1,642)	(1,871)
Retained earnings	1,731	1,615	1,565	1,511	1,512
Treasury stock, at cost	(3,404)	(3,327)	(3,297)	(3,251)	(3,199)
Total Genworth Financial, Inc.'s stockholders' equity	8,812	8,788	8,710	8,494	8,311
Noncontrolling interests	1,009	991	971	937	944
Total equity	9,821	9,779	9,681	9,431	9,255
Total liabilities and equity	$ 88,486	$ 87,336	$ 87,256	$ 86,871	$ 90,760

[1]Liabilities related to discontinued operations primarily relates to legal costs related to litigation involving the sale of the company's former lifestyle protection insurance business.

11

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2025

Consolidated Balance Sheet by Segment
(amounts in millions)

	September 30, 2025				
	Enact	Long-Term Care Insurance	Life and Annuities	Corporate and Other[1]	Total
ASSETS					
Cash and investments	$ 6,691	$ 36,635	$ 17,231	$ 1,481	$ 62,038
Deferred acquisition costs and intangible assets	57	800	945	14	1,816
Reinsurance recoverable, net	4	7,522	10,386	—	17,912
Deferred tax and other assets	123	1,697	274	115	2,209
Market risk benefit assets	—	—	62	—	62
Separate account assets	—	—	4,449	—	4,449
Total assets	$ 6,875	$ 46,654	$ 33,347	$ 1,610	$ 88,486
LIABILITIES AND EQUITY					
Liabilities:					
Future policy benefits	$ —	$ 43,017	$ 12,347	$ —	$ 55,364
Policyholder account balances	—	—	14,039	—	14,039
Market risk benefit liabilities	—	—	429	—	429
Liability for policy and contract claims	572	—	132	6	710
Unearned premiums	96	—	—	—	96
Other liabilities	134	1,091	271	560	2,056
Borrowings	744	—	—	776	1,520
Separate account liabilities	—	—	4,449	—	4,449
Liabilities associated with discontinued operations	—	—	—	2	2
Total liabilities	1,546	44,108	31,667	1,344	78,665
Equity:					
Allocated equity, excluding accumulated other comprehensive income (loss)	4,354	2,730	2,447	676	10,207
Allocated accumulated other comprehensive income (loss)	(34)	(184)	(767)	(410)	(1,395)
Total Genworth Financial, Inc.'s stockholders' equity	4,320	2,546	1,680	266	8,812
Noncontrolling interests	1,009	—	—	—	1,009
Total equity	5,329	2,546	1,680	266	9,821
Total liabilities and equity	$ 6,875	$ 46,654	$ 33,347	$ 1,610	$ 88,486

[1] Includes inter-segment eliminations and other businesses that are not individually reportable, including start-up businesses that offer fee-based services, advice, consulting and other aging care services, as well as long-term care insurance products, through the company's CareScout business ("CareScout"), and certain international businesses.

12

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2025

Consolidated Balance Sheet by Segment
(amounts in millions)

	June 30, 2025				
	Enact	Long-Term Care Insurance	Life and Annuities	Corporate and Other[1]	Total
ASSETS					
Cash and investments	$ 6,589	$ 36,013	$ 17,281	$ 1,338	$ 61,221
Deferred acquisition costs and intangible assets	55	814	982	14	1,865
Reinsurance recoverable, net	3	7,313	10,323	—	17,639
Deferred tax and other assets	130	1,585	317	127	2,159
Market risk benefit assets	—	—	58	—	58
Separate account assets	—	—	4,394	—	4,394
Total assets	$ 6,777	$ 45,725	$ 33,355	$ 1,479	$ 87,336
LIABILITIES AND EQUITY					
Liabilities:					
Future policy benefits	$ —	$ 41,800	$ 12,311	$ —	$ 54,111
Policyholder account balances	—	—	14,163	—	14,163
Market risk benefit liabilities	—	—	453	—	453
Liability for policy and contract claims	552	—	203	8	763
Unearned premiums	101	—	—	—	101
Other liabilities	145	1,138	297	472	2,052
Borrowings	744	—	—	776	1,520
Separate account liabilities	—	—	4,394	—	4,394
Liabilities related to discontinued operations	—	—	—	—	—
Total liabilities	1,542	42,938	31,821	1,256	77,557
Equity:					
Allocated equity, excluding accumulated other comprehensive income (loss)	4,329	2,668	2,440	723	10,160
Allocated accumulated other comprehensive income (loss)	(85)	119	(906)	(500)	(1,372)
Total Genworth Financial, Inc.'s stockholders' equity	4,244	2,787	1,534	223	8,788
Noncontrolling interests	991	—	—	—	991
Total equity	5,235	2,787	1,534	223	9,779
Total liabilities and equity	$ 6,777	$ 45,725	$ 33,355	$ 1,479	$ 87,336

[1] Includes inter-segment eliminations and other businesses that are not individually reportable, including CareScout and certain international businesses.

13

14 Enact Segment

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2025

Adjusted Operating Income—Enact Segment
(amounts in millions)

	2025				2024				
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:									
Premiums	$ 245	$ 245	$ 245	$ 735	$ 246	$ 249	$ 244	$ 241	$ 980
Net investment income	68	66	63	197	62	62	59	57	240
Net investment gains (losses)	(2)	(8)	(3)	(13)	(7)	(1)	(8)	(6)	(22)
Policy fees and other income	1	1	2	4	1	—	3	—	4
Total revenues	312	304	307	923	302	310	298	292	1,202
BENEFITS AND EXPENSES:									
Benefits and other changes in policy reserves	36	25	31	92	24	12	(17)	20	39
Acquisition and operating expenses, net of deferrals	51	50	50	151	55	53	65	51	224
Amortization of deferred acquisition costs and intangibles	2	3	2	7	3	3	2	2	10
Interest expense	13	12	12	37	12	13	13	13	51
Total benefits and expenses	102	90	95	287	94	81	63	86	324
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	210	214	212	636	208	229	235	206	878
Provision for income taxes	47	46	46	139	45	49	51	45	190
INCOME FROM CONTINUING OPERATIONS	163	168	166	497	163	180	184	161	688
Less: net income attributable to noncontrolling interests	31	32	31	94	31	33	34	30	128
INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.'S COMMON STOCKHOLDERS	132	136	135	403	132	147	150	131	560
ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.'S COMMON STOCKHOLDERS:									
Net investment (gains) losses, net[1]	2	7	2	11	5	1	7	5	18
(Gains) losses on early extinguishment of debt, net[2]	—	—	—	—	—	—	9	—	9
Expenses related to restructuring	1	(1)	1	1	1	—	3	—	4
Taxes on adjustments	(1)	(1)	(1)	(3)	(1)	—	(4)	(1)	(6)
ADJUSTED OPERATING INCOME	$ 134	$ 141	$ 137	$ 412	$ 137	$ 148	$ 165	$ 135	$ 585

[1] Net investment (gains) losses were adjusted for the portion of net investment gain (losses) attributable to noncontrolling interests as reconciled below:

	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net investment (gains) losses, gross	$ 2	$ 8	$ 3	$ 13	$ 7	$ 1	$ 8	$ 6	$ 22
Adjustment for net investment gains (losses) attributable to noncontrolling interests	—	(1)	(1)	(2)	(2)	—	(1)	(1)	(4)
Net investment (gains) losses, net	$ 2	$ 7	$ 2	$ 11	$ 5	$ 1	$ 7	$ 5	$ 18

[2] (Gains) losses on early extinguishment of debt are net of the portion attributable to noncontrolling interests of $2 million for the three months ended June 30, 2024.

15

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2025

Selected Operating Metrics - Enact Segment
(dollar amounts in millions)

	2025				2024				
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Direct Primary New Insurance Written	$ 14,048	$ 13,254	$ 9,818	$ 37,120	$ 13,266	$ 13,591	$ 13,619	$ 10,526	$ 51,002
Direct Primary Insurance In-Force	$ 272,349	$ 269,754	$ 268,366		$ 268,825	$ 268,003	$ 266,060	$ 263,645	
Direct Primary Risk In-Force	$ 71,144	$ 70,401	$ 69,937		$ 69,985	$ 69,611	$ 68,878	$ 67,950	
Primary Delinquencies	23,382	22,118	22,349	67,849	23,566	21,027	19,051	19,492	23,566
New Delinquencies	12,998	11,567	12,237	36,802	13,717	12,964	10,461	11,395	48,537
Paid Claims	(253)	(218)	(179)	(650)	(191)	(220)	(160)	(172)	(743)
Primary Cures[(1)]	(11,481)	(11,580)	(13,275)	(36,336)	(10,987)	(10,768)	(10,742)	(12,163)	(44,660)
Loss Ratio[(2)]	15 %	10 %	12 %	12 %	10 %	5 %	(7)%	8 %	4 %
Available Assets Above PMIERs Requirements[(3)]	$ 1,904	$ 1,961	$ 1,966		$ 2,052	$ 2,190	$ 2,057	$ 1,883	
PMIERs Sufficiency Ratio[(3)]	162 %	165 %	165 %		167 %	173 %	169 %	163 %	
Reserves:									
Direct primary case[(4)]	$ 520	$ 500	$ 489		$ 472	$ 461	$ 462	$ 486	
All other[(4)]	52	52	54		53	49	46	46	
Total Reserves	$ 572	$ 552	$ 543		$ 525	$ 510	$ 508	$ 532	

(1)Includes rescissions and claim denials.

(2)The loss ratio is calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(3)The Private Mortgage Insurer Eligibility Requirements (PMIERs) sufficiency ratio is calculated as available assets divided by required assets as defined within PMIERs. The current period PMIERs sufficiency ratio is an estimate due to the timing of the PMIERs filing.

(4)Direct primary case reserves exclude loss adjustment expenses (LAE), pool, incurred but not reported (IBNR) and reinsurance reserves. Other includes LAE, pool, IBNR and reinsurance reserves.

For additional information related to the Enact segment, refer to the current quarter Quarterly Financial Supplement posted to the Enact Holdings, Inc. investor page:

https://ir.enactmi.com/financials-and-filings/quarterly-results

16

17 Long-Term Care Insurance Segment

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2025

Adjusted Operating Income (Loss)—Long-Term Care Insurance Segment
(amounts in millions)

	2025				2024				
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:									
Premiums	$ 597	$ 578	$ 571	$ 1,746	$ 587	$ 581	$ 564	$ 578	$ 2,310
Net investment income	505	516	451	1,472	499	483	494	464	1,940
Net investment gains (losses)	104	25	29	158	(21)	71	(47)	63	66
Total revenues	1,206	1,119	1,051	3,376	1,065	1,135	1,011	1,105	4,316
BENEFITS AND EXPENSES:									
Benefits and other changes in policy reserves	972	951	944	2,867	955	949	934	936	3,774
Liability remeasurement (gains) losses	113	50	(18)	145	117	28	43	(16)	172
Acquisition and operating expenses, net of deferrals	118	115	109	342	121	118	82	102	423
Amortization of deferred acquisition costs and intangibles	17	16	17	50	17	17	18	17	69
Total benefits and expenses	1,220	1,132	1,052	3,404	1,210	1,112	1,077	1,039	4,438
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(14)	(13)	(1)	(28)	(145)	23	(66)	66	(122)
Provision (benefit) for income taxes	4	4	6	14	(24)	13	—	14	3
INCOME (LOSS) FROM CONTINUING OPERATIONS	(18)	(17)	(7)	(42)	(121)	10	(66)	52	(125)
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:									
Net investment (gains) losses	(104)	(25)	(29)	(158)	21	(71)	47	(63)	(66)
Expenses related to restructuring	—	—	—	—	—	—	—	1	1
Taxes on adjustments	22	5	6	33	(4)	15	(10)	13	14
ADJUSTED OPERATING INCOME (LOSS)	$ (100)	$ (37)	$ (30)	$ (167)	$ (104)	$ (46)	$ (29)	$ 3	$ (176)
Liability remeasurement (gains) losses[(1)]:									
Cash flow assumption updates	$ 6	$ 8	$ (1)	$ 13	$ 20	$ (63)	$ (24)	$ (2)	$ (69)
Actual variances from expected experience	107	42	(17)	132	97	91	67	(14)	241
Total	$ 113	$ 50	$ (18)	$ 145	$ 117	$ 28	$ 43	$ (16)	$ 172
Ratio of the liability remeasurement (gains) losses to beginning reserves[(2)]	0.27 %	0.11 %	(0.04)%	0.34 %	0.28 %	0.07%	0.10%	(0.04)%	0.41 %

[(1)] In the fourth quarter of 2024, the liability remeasurement loss of $117 million in the company's long-term care insurance business included an unfavorable impact from annual cash flow assumption updates of $20 million, reflecting net unfavorable updates to healthy life assumptions to better align with near-term experience, as well as an unfavorable impact related to higher assumed benefit utilization related to cost of care inflation. These unfavorable impacts were partially offset by favorable assumption updates for future in-force rate action approvals based on recent experience and short-term incidence assumptions for incurred but not reported claims. Also included in the liability remeasurement loss of $117 million were unfavorable actual variances from expected experience of $97 million associated with lower terminations and higher claims.

[(2)] The ratio of the liability remeasurement (gains) losses to beginning reserves is calculated by dividing the liability remeasurement (gains) losses by the beginning liability for future policy benefits at the locked-in discount rate as of each applicable quarter.

18

3Q 2Q 1Q Total 4Q 3Q 2Q 1Q Total $ 256 $ 247 $ 240 $ 743 $ 245 $ 232 $ 220 $ 217 $ 914 81 95 97 273 97 90 102 114 403 — — 5 5 19 133 222 240 614 — — (2) (2) (6) (45) (99) (109) (259) — — 3 3 13 88 123 131 355 $ 337 $ 342 $ 340 $ 1,019 $ 355 $ 410 $ 445 $ 462 $ 1,672 2024 (1)Includes all implemented in-force rate actions since 2012. (2)Earned premium and reserve change estimates for statutory earnings reflect certain simplifying assumptions that may vary materially from actual historical results, including but not limited to, a uniform rate of coinsurance and premium taxes in addition to consistent policyholder behavior over time. Actual behavior may differ significantly from these assumptions and these impacts exclude reserve updates. Settlement impacts, net Settlement impacts - litigation expenses and settlement payments Statutory earnings from in-force rate actions Impact of in-force rate actions on pre-tax statutory earnings(1) Premiums, premium tax, commissions and other expenses, net(2) Settlement impacts - reserve changes Reserve changes(2) 2025 GENWORTH FINANCIAL, INC. FINANCIAL SUPPLEMENT THIRD QUARTER 2025 Statutory Impact of In-Force Rate Actions—Long-Term Care Insurance Segment (amounts in millions) 19

20 Life and Annuities Segment

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2025

Adjusted Operating Income (Loss)—Life and Annuities Segment
(amounts in millions)

	2025				2024				
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:									
Premiums	$ 42	$ 39	$ 44	$ 125	$ 40	$ 42	$ 44	$ 53	$ 179
Net investment income	221	216	220	657	227	228	250	254	959
Net investment gains (losses)	(11)	(17)	1	(27)	(8)	(4)	(4)	(4)	(20)
Policy fees and other income	150	156	156	462	153	163	164	158	638
Total revenues	402	394	421	1,217	412	429	454	461	1,756
BENEFITS AND EXPENSES:									
Benefits and other changes in policy reserves	222	220	244	686	222	253	237	250	962
Liability remeasurement (gains) losses	(7)	10	22	25	(29)	6	(4)	8	(19)
Changes in fair value of market risk benefits and associated hedges	(1)	(10)	18	7	(3)	21	(8)	(23)	(13)
Interest credited	96	94	99	289	101	102	125	125	453
Acquisition and operating expenses, net of deferrals	60	55	58	173	58	63	60	54	235
Amortization of deferred acquisition costs and intangibles	37	37	40	114	41	41	39	45	166
Total benefits and expenses	407	406	481	1,294	390	486	449	459	1,784
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(5)	(12)	(60)	(77)	22	(57)	5	2	(28)
Provision (benefit) for income taxes	(2)	(3)	(13)	(18)	4	(13)	1	—	(8)
INCOME (LOSS) FROM CONTINUING OPERATIONS	(3)	(9)	(47)	(59)	18	(44)	4	2	(20)
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:									
Net investment (gains) losses	11	17	(1)	27	8	4	4	4	20
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges[1]	(3)	(15)	19	1	(24)	17	(10)	(26)	(43)
Taxes on adjustments	(1)	—	(4)	(5)	3	(4)	1	5	5
ADJUSTED OPERATING INCOME (LOSS)	$ 4	$ (7)	$ (33)	$ (36)	$ 5	$ (27)	$ (1)	$ (15)	$ (38)
Liability remeasurement (gains) losses[2]:									
Cash flow assumption updates	$ —	$ —	$ —	$ —	$ 27	$ —	$ —	$ —	$ 27
Actual variances from expected experience	(7)	10	22	25	(56)	6	(4)	8	(46)
Total	$ (7)	$ 10	$ 22	$ 25	$ (29)	$ 6	$ (4)	$ 8	$ (19)
[1]Changes in fair value of market risk benefits and associated hedges were adjusted to exclude changes in reserves, attributed fees and benefit payments as reconciled below:									
Changes in fair value of market risk benefits and associated hedges	$ (1)	$ (10)	$ 18	$ 7	$ (3)	$ 21	$ (8)	$ (23)	$ (13)
Adjustment for changes in reserves, attributed fees and benefit payments	(2)	(5)	1	(6)	(21)	(4)	(2)	(3)	(30)
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges	$ (3)	$ (15)	$ 19	$ 1	$ (24)	$ 17	$ (10)	$ (26)	$ (43)

[2]In the fourth quarter of 2024, the liability remeasurement gain of $29 million was primarily related to the company's life insurance products, reflecting net favorable model and cash flow assumption updates of $30 million, partially offset by an unfavorable update to mortality assumptions for universal life insurance contracts originating from term life insurance conversions and unfavorable interest rate assumption updates.

21

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2025

Adjusted Operating Income (Loss)—Life and Annuities Segment—Life Insurance
(amounts in millions)

							2024		
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:									
Premiums	$ 42	$ 39	$ 44	$ 125	$ 40	$ 42	$ 44	$ 53	$ 179
Net investment income	148	139	144	431	147	146	167	167	627
Net investment gains (losses)	(3)	(9)	—	(12)	(3)	(2)	5	5	5
Policy fees and other income	123	130	129	382	125	135	136	129	525
Total revenues	310	299	317	926	309	321	352	354	1,336
BENEFITS AND EXPENSES:									
Benefits and other changes in policy reserves	186	183	201	570	187	213	200	208	808
Liability remeasurement (gains) losses	—	9	25	34	(28)	5	—	11	(12)
Interest credited	75	73	77	225	78	78	101	99	356
Acquisition and operating expenses, net of deferrals	39	36	36	111	38	41	43	35	157
Amortization of deferred acquisition costs and intangibles	32	33	34	99	35	36	33	38	142
Total benefits and expenses	332	334	373	1,039	310	373	377	391	1,451
LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(22)	(35)	(56)	(113)	(1)	(52)	(25)	(37)	(115)
Benefit for income taxes	(4)	(8)	(12)	(24)	(1)	(11)	(5)	(8)	(25)
LOSS FROM CONTINUING OPERATIONS	(18)	(27)	(44)	(89)	—	(41)	(20)	(29)	(90)
ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS:									
Net investment (gains) losses	3	9	—	12	3	2	(5)	(5)	(5)
Taxes on adjustments	—	(2)	—	(2)	(1)	(1)	2	1	1
ADJUSTED OPERATING INCOME (LOSS)	$ (15)	$ (20)	$ (44)	$ (79)	$ 2	$ (40)	$ (23)	$ (33)	$ (94)

22

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2025

Adjusted Operating Income—Life and Annuities Segment—Fixed Annuities
(amounts in millions)

	2025				2024				
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:									
Net investment income	$ 67	$ 70	$ 70	$ 207	$ 73	$ 76	$ 77	$ 80	$ 306
Net investment gains (losses)	(8)	(8)	1	(15)	(5)	(2)	(9)	(9)	(25)
Policy fees and other income	1	1	2	4	2	1	2	2	7
Total revenues	60	63	73	196	70	75	70	73	288
BENEFITS AND EXPENSES:									
Benefits and other changes in policy reserves	30	30	34	94	30	34	33	36	133
Liability remeasurement (gains) losses	(7)	1	(3)	(9)	(1)	1	(4)	(3)	(7)
Changes in fair value of market risk benefits and associated hedges	2	(4)	9	7	(4)	8	(4)	(7)	(7)
Interest credited	20	20	21	61	22	23	23	25	93
Acquisition and operating expenses, net of deferrals	11	9	12	32	10	12	9	8	39
Amortization of deferred acquisition costs and intangibles	2	2	2	6	2	2	2	3	9
Total benefits and expenses	58	58	75	191	59	80	59	62	260
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	2	5	(2)	5	11	(5)	11	11	28
Provision (benefit) for income taxes	—	1	—	1	2	(1)	3	2	6
INCOME (LOSS) FROM CONTINUING OPERATIONS	2	4	(2)	4	9	(4)	8	9	22
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:									
Net investment (gains) losses	8	8	(1)	15	5	2	9	9	25
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges[1]	2	(4)	9	7	(15)	9	(3)	(7)	(16)
Taxes on adjustments	(2)	—	(2)	(4)	2	(1)	(2)	—	(1)
ADJUSTED OPERATING INCOME	$ 10	$ 8	$ 4	$ 22	$ 1	$ 6	$ 12	$ 11	$ 30

[1] Changes in fair value of market risk benefits and associated hedges were adjusted to exclude changes in reserves, attributed fees and benefit payments as reconciled below:

	3Q 2025	2Q 2025	1Q 2025	Total 2025	4Q 2024	3Q 2024	2Q 2024	1Q 2024	Total 2024
Changes in fair value of market risk benefits and associated hedges	$ 2	$ (4)	$ 9	$ 7	$ (4)	$ 8	$ (4)	$ (7)	$ (7)
Adjustment for changes in reserves, attributed fees and benefit payments	—	—	—	—	(11)	1	1	—	(9)
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges	$ 2	$ (4)	$ 9	$ 7	$ (15)	$ 9	$ (3)	$ (7)	$ (16)

23

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2025

Adjusted Operating Income—Life and Annuities Segment—Variable Annuities
(amounts in millions)

	2025				2024				
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:									
Net investment income	$ 6	$ 7	$ 6	$ 19	$ 7	$ 6	$ 6	$ 7	$ 26
Policy fees and other income	26	25	25	76	26	27	26	27	106
Total revenues	32	32	31	95	33	33	32	34	132
BENEFITS AND EXPENSES:									
Benefits and other changes in policy reserves	6	7	9	22	5	6	4	6	21
Changes in fair value of market risk benefits and associated hedges	(3)	(6)	9	—	1	13	(4)	(16)	(6)
Interest credited	1	1	1	3	1	1	1	1	4
Acquisition and operating expenses, net of deferrals	10	10	10	30	10	10	8	11	39
Amortization of deferred acquisition costs and intangibles	3	2	4	9	4	3	4	4	15
Total benefits and expenses	17	14	33	64	21	33	13	6	73
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	15	18	(2)	31	12	—	19	28	59
Provision (benefit) for income taxes	2	4	(1)	5	3	(1)	3	6	11
INCOME (LOSS) FROM CONTINUING OPERATIONS	13	14	(1)	26	9	1	16	22	48
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:									
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges[1]	(5)	(11)	10	(6)	(9)	8	(7)	(19)	(27)
Taxes on adjustments	1	2	(2)	1	2	(2)	1	4	5
ADJUSTED OPERATING INCOME	$ 9	$ 5	$ 7	$ 21	$ 2	$ 7	$ 10	$ 7	$ 26

[1] Changes in fair value of market risk benefits and associated hedges were adjusted to exclude changes in reserves, attributed fees and benefit payments as reconciled below:

	3Q 2025	2Q 2025	1Q 2025	Total 2025	4Q 2024	3Q 2024	2Q 2024	1Q 2024	Total 2024
Changes in fair value of market risk benefits and associated hedges	$ (3)	$ (6)	$ 9	$ —	$ 1	$ 13	$ (4)	$ (16)	$ (6)
Adjustment for changes in reserves, attributed fees and benefit payments	(2)	(5)	1	(6)	(10)	(5)	(3)	(3)	(21)
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges	$ (5)	$ (11)	$ 10	$ (6)	$ (9)	$ 8	$ (7)	$ (19)	$ (27)

24

25 Corporate and Other

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2025

Adjusted Operating Loss—Corporate and Other[1]
(amounts in millions)

							2024		
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:									
Premiums	$ 2	$ 3	$ 2	$ 7	$ 3	$ 2	$ 3	$ 3	$ 11
Net investment income	5	4	5	14	5	4	5	7	21
Net investment gains (losses)	8	(28)	—	(20)	(5)	—	(2)	(4)	(11)
Total revenues	15	(21)	7	1	3	6	6	6	21
BENEFITS AND EXPENSES:									
Benefits and other changes in policy reserves	(3)	(1)	(2)	(6)	(2)	(1)	(3)	(3)	(9)
Acquisition and operating expenses, net of deferrals	30	29	19	78	19	25	22	29	95
Amortization of deferred acquisition costs and intangibles	1	1	1	3	1	1	1	1	4
Interest expense	14	14	14	42	15	15	17	17	64
Total benefits and expenses	42	43	32	117	33	40	37	44	154
LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(27)	(64)	(25)	(116)	(30)	(34)	(31)	(38)	(133)
Provision (benefit) for income taxes	(40)	(12)	(3)	(55)	(5)	(9)	(20)	7	(27)
INOME (LOSS) FROM CONTINUING OPERATIONS	13	(52)	(22)	(61)	(25)	(25)	(11)	(45)	(106)
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:									
Net investment (gains) losses	(8)	28	—	20	5	—	2	4	11
(Gains) losses on early extinguishment of debt	—	—	—	—	(2)	(2)	(2)	(1)	(7)
Expenses related to restructuring	—	1	(2)	(1)	—	—	1	6	7
Taxes on adjustments[2]	(26)	(6)	1	(31)	(1)	—	—	(2)	(3)
ADJUSTED OPERATING LOSS	$ (21)	$ (29)	$ (23)	$ (73)	$ (23)	$ (27)	$ (10)	$ (38)	$ (98)

[1]Includes inter-segment eliminations and other businesses that are not individually reportable, including CareScout and certain international businesses.

[2]The three and nine months ended September 30, 2025 include a $27 million tax benefit related to a release of a portion of the valuation allowance on certain deferred tax assets.

26

Additional Financial Data 27

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2025

Investments Summary
(amounts in millions)

	September 30, 2025		June 30, 2025		March 31, 2025		December 31, 2024		September 30, 2024	
	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio										
Fixed maturity securities:										
Investment grade:										
Public fixed maturity securities	$ 26,839	45 %	$ 26,326	43 %	$ 26,470	43 %	$ 26,159	44 %	$ 27,750	45 %
Private fixed maturity securities	11,305	18	11,341	19	11,166	18	10,882	18	11,369	18
Residential mortgage-backed securities[1]	1,059	2	1,044	2	911	2	811	1	860	1
Commercial mortgage-backed securities	1,346	2	1,331	2	1,309	2	1,293	2	1,360	2
Other asset-backed securities	2,035	3	2,026	3	2,134	4	2,120	4	2,137	3
State and political subdivisions	2,145	3	2,135	4	2,169	4	2,149	4	2,266	4
Non-investment grade fixed maturity securities	1,381	2	1,469	2	1,509	2	1,488	2	1,600	3
Equity securities:										
Common stocks and mutual funds	477	1	447	1	415	1	429	1	422	1
Preferred stocks	69	—	69	—	81	—	86	—	36	—
Commercial mortgage loans, net	6,315	10	6,334	10	6,320	11	6,411	11	6,532	10
Policy loans	2,311	4	2,366	4	2,316	4	2,310	4	2,316	4
Limited partnerships	3,473	6	3,337	6	3,241	5	3,142	5	3,100	5
Cash, cash equivalents, restricted cash and short-term investments	2,062	3	1,808	3	1,895	3	2,052	3	2,059	3
Other invested assets: Derivatives:										
Interest rate swaps	17	—	16	—	23	—	18	—	60	—
Foreign currency swaps	5	—	3	—	12	—	13	—	9	—
Equity index options	19	—	17	—	12	—	19	—	21	—
Forward bond purchase commitments	11	—	6	—	19	—	6	—	60	—
Foreign currency forward contracts	—	—	—	—	1	—	—	—	—	—
Other	580	1	590	1	582	1	588	1	620	1
Total invested assets and cash	$ 61,449	100 %	$ 60,665	100 %	$ 60,585	100 %	$ 59,976	100 %	$ 62,577	100 %
Public Fixed Maturity Securities - Credit Quality:										
NRSRO[2] Designation										
AAA	$ 1,496	5 %	$ 1,498	5 %	$ 2,467	8 %	$ 2,414	8 %	$ 2,558	8 %
AA	7,166	23	7,063	23	6,158	20	5,988	20	6,311	19
A	9,440	30	9,031	29	8,809	28	8,537	28	9,132	28
BBB	12,993	40	12,951	41	13,165	42	13,208	42	13,948	43
BB	476	2	488	2	477	2	476	2	562	2
B	34	—	46	—	27	—	27	—	28	—
CCC and lower	—	—	—	—	—	—	—	—	—	—
Total public fixed maturity securities	$ 31,605	100 %	$ 31,077	100 %	$ 31,103	100 %	$ 30,650	100 %	$ 32,539	100 %
Private Fixed Maturity Securities - Credit Quality:										
NRSRO[2] Designation										
AAA	$ 599	4 %	$ 652	4 %	$ 766	5 %	$ 777	5 %	$ 828	6 %
AA	1,600	11	1,580	11	1,506	10	1,527	11	1,555	11
A	4,410	31	4,310	30	4,136	28	4,015	28	4,165	28
BBB	7,025	49	7,118	49	7,152	50	6,948	49	7,245	48
BB	773	5	828	6	889	6	850	6	883	6
B	66	—	71	—	73	1	81	1	98	1
CCC and lower	17	—	21	—	28	—	39	—	14	—
Not rated	15	—	15	—	15	—	15	—	15	—
Total private fixed maturity securities	$ 14,505	100 %	$ 14,595	100 %	$ 14,565	100 %	$ 14,252	100 %	$ 14,803	100 %

[1]The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
[2]Nationally Recognized Statistical Rating Organizations.

28

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2025

Fixed Maturity Securities Summary
(amounts in millions)

	September 30, 2025		June 30, 2025		March 31, 2025		December 31, 2024		September 30, 2024	
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities - Security Sector:										
U.S. government, agencies and government-sponsored enterprises	$ 3,593	8 %	$ 3,527	8 %	$ 3,594	8 %	$ 3,493	8 %	$ 3,717	8 %
State and political subdivisions	2,145	5	2,135	5	2,169	5	2,149	5	2,266	5
Foreign government	1,203	3	1,121	2	1,029	2	909	2	863	2
U.S. corporate	27,391	59	27,154	59	27,229	59	26,771	59	28,313	60
Foreign corporate	7,301	16	7,302	16	7,260	16	7,327	16	7,804	16
Residential mortgage-backed securities	1,059	2	1,044	2	911	2	811	2	859	2
Commercial mortgage-backed securities	1,360	3	1,340	3	1,318	3	1,301	3	1,360	3
Other asset-backed securities	2,058	4	2,049	5	2,158	5	2,141	5	2,160	4
Total fixed maturity securities	$ 46,110	100 %	$ 45,672	100 %	$ 45,668	100 %	$ 44,902	100 %	$ 47,342	100 %
Corporate Bond Holdings - Industry Sector:										
Investment Grade:										
Finance and insurance	$ 8,675	25 %	$ 8,587	25 %	$ 8,532	25 %	$ 8,546	26 %	$ 9,089	25 %
Utilities	5,149	15	5,043	15	4,991	15	4,899	14	5,189	14
Energy	3,292	10	3,265	10	3,253	9	3,167	9	3,436	10
Consumer - non-cyclical	4,928	15	4,871	14	4,884	15	4,822	14	5,100	14
Consumer - cyclical	1,375	4	1,403	4	1,474	4	1,471	4	1,556	4
Capital goods	2,876	8	2,818	8	2,791	8	2,699	8	2,755	8
Industrial	1,653	5	1,641	5	1,679	5	1,689	5	1,802	5
Technology and communications	3,365	9	3,345	9	3,365	9	3,268	10	3,454	10
Transportation	1,508	4	1,495	4	1,502	4	1,485	4	1,538	4
Other	688	2	697	2	700	2	744	2	780	2
Subtotal	33,509	97	33,165	96	33,171	96	32,790	96	34,699	96
Non-Investment Grade:										
Finance and insurance	128	—	135	—	140	1	139	—	185	1
Utilities	49	—	69	—	73	—	76	1	80	—
Energy	126	—	129	—	163	1	151	1	167	1
Consumer - non-cyclical	127	—	137	1	123	—	121	—	134	—
Consumer - cyclical	228	1	249	1	258	1	256	1	270	1
Capital goods	136	1	143	1	133	—	135	—	138	—
Industrial	144	—	166	—	166	—	149	1	160	—
Technology and communications	184	1	206	1	181	1	181	—	182	1
Transportation	—	—	—	—	25	—	25	—	24	—
Other	61	—	57	—	56	—	75	—	78	—
Subtotal	1,183	3	1,291	4	1,318	4	1,308	4	1,418	4
Total	$ 34,692	100 %	$ 34,456	100 %	$ 34,489	100 %	$ 34,098	100 %	$ 36,117	100 %
Fixed Maturity Securities - Contractual Maturity Dates:										
Due in one year or less	$ 1,648	4 %	$ 1,481	3 %	$ 1,413	3 %	$ 1,419	3 %	$ 1,311	3 %
Due after one year through five years	8,309	18	8,573	19	8,474	19	7,895	18	8,238	17
Due after five years through ten years	11,230	24	11,040	24	11,132	24	11,431	25	11,895	26
Due after ten years	20,446	45	20,145	44	20,262	44	19,904	44	21,519	45
Subtotal	41,633	91	41,239	90	41,281	90	40,649	90	42,963	91
Mortgage and asset-backed securities	4,477	9	4,433	10	4,387	10	4,253	10	4,379	9
Total fixed maturity securities	$ 46,110	100 %	$ 45,672	100 %	$ 45,668	100 %	$ 44,902	100 %	$ 47,342	100 %

29

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2025

U.S. GAAP Net Investment Income Yields
(amounts in millions)

	2025				2024				
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
U.S. GAAP Net Investment Income									
Fixed maturity securities - taxable	$ 565	$ 570	$ 559	$ 1,694	$ 556	$ 557	$ 571	$ 554	$ 2,238
Fixed maturity securities - non-taxable	1	—	—	1	1	—	—	1	2
Equity securities	3	3	3	9	5	3	3	2	13
Commercial mortgage loans	74	72	73	219	73	74	75	75	297
Policy loans	39	32	36	107	37	38	56	58	189
Limited partnerships	62	69	8	139	60	36	36	20	152
Other invested assets	64	62	61	187	65	70	67	68	270
Cash, cash equivalents, restricted cash and short-term investments	18	19	22	59	23	24	25	27	99
Gross investment income before expenses and fees	826	827	762	2,415	820	802	833	805	3,260
Expenses and fees	(27)	(25)	(23)	(75)	(27)	(25)	(25)	(23)	(100)
Net investment income	$ 799	$ 802	$ 739	$ 2,340	$ 793	$ 777	$ 808	$ 782	$ 3,160
Annualized Yields									
Fixed maturity securities - taxable	4.7%	4.7%	4.6%	4.6%	4.6%	4.6%	4.7%	4.5%	4.6%
Fixed maturity securities - non-taxable	19.0%	—%	—%	5.6%	11.8%	—%	—%	10.8%	5.7%
Equity securities	2.3%	2.4%	2.4%	2.3%	4.1%	2.7%	2.8%	1.9%	2.9%
Commercial mortgage loans	4.7%	4.6%	4.6%	4.6%	4.5%	4.5%	4.5%	4.4%	4.5%
Policy loans	6.7%	5.5%	6.2%	6.1%	6.4%	6.5%	9.8%	10.5%	8.3%
Limited partnerships[(1)]	7.3%	8.4 %	1.0 %	5.6%	7.7 %	4.7%	4.9%	2.8 %	5.1%
Other invested assets[(2)]	45.1%	42.3%	41.7%	43.3%	43.0%	45.5%	45.6%	47.7%	45.7%
Cash, cash equivalents, restricted cash and short-term investments	3.7%	4.1%	4.5%	4.0%	4.5%	4.8%	5.1%	5.1%	4.8%
Gross investment income before expenses and fees	5.2%	5.2%	4.8%	5.1%	5.1%	5.0%	5.2%	5.0%	5.1%
Expenses and fees	(0.2)%	(0.2)%	(0.2)%	(0.2)%	(0.1)%	(0.1)%	(0.2)%	(0.1)%	(0.2)%
Net investment income	5.0%	5.0%	4.6%	4.9%	5.0%	4.9%	5.0%	4.9%	4.9%

Yields are based on net investment income as reported under U.S. GAAP and are consistent with how the company measures its investment performance for management purposes. Yields are annualized, for interim periods, and are calculated as net investment income as a percentage of average quarterly asset carrying values except for fixed maturity securities, derivatives and derivative counterparty collateral, which exclude unrealized fair value adjustments. See page 35 herein for average invested assets and cash used in the yield calculation.

(1) Limited partnership investments are primarily equity-based and do not have fixed returns by period.

(2) Investment income for other invested assets includes amortization of terminated cash flow hedges, which have no corresponding book value within the yield calculation.

30

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2025

Net Investment Gains (Losses)—Detail
(amounts in millions)

	2025				2024				
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Realized investment gains (losses):									
Net realized gains (losses) on available-for-sale securities:									
Fixed maturity securities:									
U.S. corporate	$ (4)	$ (15)	$ —	$ (19)	$ (8)	$ (1)	$ (9)	$ (17)	$ (35)
U.S. government, agencies and government-sponsored enterprises	—	1	—	1	—	—	3	1	4
Foreign corporate	(4)	(1)	(2)	(7)	3	(6)	(7)	(3)	(13)
Foreign government	—	(3)	(2)	(5)	(3)	2	1	—	—
Mortgage-backed securities	(2)	—	—	(2)	(1)	(2)	(7)	(3)	(13)
Total net realized gains (losses) on available-for-sale securities	(10)	(18)	(4)	(32)	(9)	(7)	(19)	(22)	(57)
Net realized gains (losses) on equity securities sold	—	4	1	5	9	—	—	—	9
Total net realized investment gains (losses)	(10)	(14)	(3)	(27)	—	(7)	(19)	(22)	(48)
Net change in allowance for credit losses on available-for-sale fixed maturity securities	(3)	(11)	(4)	(18)	(10)	—	7	—	(3)
Write-down of available-for-sale fixed maturity securities	—	(4)	—	(4)	(9)	—	—	—	(9)
Net unrealized gains (losses) on equity securities still held	30	32	(14)	48	17	22	12	32	83
Net unrealized gains (losses) on limited partnerships	66	25	38	129	(3)	55	(52)	43	43
Commercial mortgage loans	(3)	(20)	3	(20)	(5)	(8)	(1)	(2)	(16)
Derivative instruments	17	(36)	6	(13)	(21)	10	(8)	1	(18)
Other	2	—	1	3	(10)	(6)	—	(3)	(19)
Net investment gains (losses), gross	99	(28)	27	98	(41)	66	(61)	49	13
Adjustment for net investment (gains) losses attributable to noncontrolling interests	—	1	1	2	2	—	1	1	4
Net investment gains (losses), net	$ 99	$ (27)	$ 28	$ 100	$ (39)	$ 66	$ (60)	$ 50	$ 17

31

32 Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2025

Reconciliation of Operating ROE
(amounts in millions)

Twelve Month Rolling Average ROE

	Twelve months ended September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
U.S. GAAP Basis ROE					
Net income available to Genworth Financial, Inc.'s common stockholders for the twelve months ended[1]	$ 220	$ 189	$ 214	$ 299	$ 88
Quarterly average Genworth Financial, Inc.'s stockholders' equity, excluding accumulated other comprehensive income (loss)[2]	$ 10,163	$ 10,151	$ 10,145	$ 10,120	$ 10,148
U.S. GAAP Basis ROE[1][2]	2.2 %	1.9 %	2.1 %	3.0 %	0.9 %
Operating ROE					
Adjusted operating income (loss) for the twelve months ended[1]	$ 151	$ 182	$ 239	$ 273	$ 28
Quarterly average Genworth Financial, Inc.'s stockholders' equity, excluding accumulated other comprehensive income (loss)[2]	$ 10,163	$ 10,151	$ 10,145	$ 10,120	$ 10,148
Operating ROE[1][2]	1.5 %	1.8 %	2.4 %	2.7 %	0.3 %

Quarterly Average ROE

	Three months ended September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
U.S. GAAP Basis ROE					
Net income (loss) available to Genworth Financial, Inc.'s common stockholders for the period ended[3]	$ 116	$ 51	$ 54	$ (1)	$ 85
Quarterly average Genworth Financial, Inc.'s stockholders' equity for the period, excluding accumulated other comprehensive income (loss)[4]	$ 10,184	$ 10,146	$ 10,131	$ 10,159	$ 10,164
Annualized U.S. GAAP Quarterly Basis ROE[3][4]	4.6%	2.0%	2.1 %	— %	3.3 %
Operating ROE					
Adjusted operating income for the period ended[3]	$ 17	$ 68	$ 51	$ 15	$ 48
Quarterly average Genworth Financial, Inc.'s stockholders' equity for the period, excluding accumulated other comprehensive income (loss)[4]	$ 10,184	$ 10,146	$ 10,131	$ 10,159	$ 10,164
Annualized Operating Quarterly Basis ROE[3][4]	0.7 %	2.7 %	2.0 %	0.6 %	1.9 %

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled "operating return on equity" or "operating ROE." The company defines operating ROE as adjusted operating income (loss) divided by average ending Genworth Financial, Inc.'s stockholders' equity, excluding accumulated other comprehensive income (loss). Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE is not a substitute for net income (loss) available to Genworth Financial, Inc.'s common stockholders divided by average ending Genworth Financial, Inc.'s stockholders' equity determined in accordance with U.S. GAAP.

[1] The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.'s common stockholders and adjusted operating income (loss) from page 9 herein.

[2] Quarterly average Genworth Financial, Inc.'s stockholders' equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.'s stockholders' equity, excluding accumulated other comprehensive income (loss), for the most recent five quarters.

[3] Net income (loss) available to Genworth Financial, Inc.'s common stockholders and adjusted operating income from page 9 herein.

[4] Quarterly average Genworth Financial, Inc.'s stockholders' equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.'s stockholders' equity, excluding accumulated other comprehensive income (loss), over two consecutive quarters.

33

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2025

Reconciliation of Consolidated Expense Ratio
(amounts in millions)

		2025				2024				
		3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
	GAAP Basis Expense Ratio									
(A)	Acquisition and operating expenses, net of deferrals	$ 259	$ 249	$ 236	$ 744	$ 253	$ 259	$ 229	$ 236	$ 977
(B)	Premiums	$ 886	$ 865	$ 862	$ 2,613	$ 876	$ 874	$ 855	$ 875	$ 3,480
(A) / (B)	GAAP basis expense ratio	29%	29%	27%	28%	29%	30%	27%	27%	28%
	Adjusted Expense Ratio									
	Acquisition and operating expenses, net of deferrals	$ 259	$ 249	$ 236	$ 744	$ 253	$ 259	$ 229	$ 236	$ 977
	Less: Legal settlement (recoveries) expenses[1]	—	—	—	—	—	—	(24)	(4)	(28)
	Less: (Gains) losses on early extinguishment of debt[2]	—	—	—	—	(2)	(2)	9	(1)	4
(C)	Adjusted acquisition and operating expenses, net of deferrals	$ 259	$ 249	$ 236	$ 744	$ 255	$ 261	$ 244	$ 241	$ 1,001
	Premiums	$ 886	$ 865	$ 862	$ 2,613	$ 876	$ 874	$ 855	$ 875	$ 3,480
	Add: Policy fees and other income	151	157	158	466	154	163	167	158	642
(D)	Adjusted revenues	$ 1,037	$ 1,022	$ 1,020	$ 3,079	$ 1,030	$ 1,037	$ 1,022	$ 1,033	$ 4,122
(C) / (D)	Adjusted expense ratio	25%	24%	23%	24%	25%	25%	24%	23%	24%

Non-GAAP Definition for Adjusted Expense Ratio
The company references the non-GAAP financial measure entitled "adjusted expense ratio" as a measure of its operating performance. The company defines adjusted expense ratio as acquisition and operating expenses, net of deferrals, less certain reinsurance expenses, less legal settlement (recoveries) expenses incurred in the company's long-term care insurance business, less (gains) losses on early extinguishment of debt divided by the sum of premiums, policy fees and other income. Management believes that the expense ratio analysis enhances understanding of the operating performance of the company. However, the adjusted expense ratio as defined by the company should not be viewed as a substitute for the GAAP basis expense ratio.

[1] Estimated pre-tax class action attorney fees incurred in connection with legal settlements in the company's long-term care insurance business. These amounts are accrued in the period the court settlement occurs. Amounts in the second and first quarters of 2024 represent net insurance recoveries on legal costs incurred in connection with these legal settlements.

[2] (Gains) losses on early extinguishment of debt include the portion attributable to noncontrolling interests of $2 million for the three months ended June 30, 2024.

34

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2025

Reconciliation of Reported Yield to Core Yield

		2025				2024				
	(Assets - amounts in billions)	**3Q**	**2Q**	**1Q**	**Total**	**4Q**	**3Q**	**2Q**	**1Q**	**Total**
	Reported - Total Invested Assets and Cash	$ 61.4	$ 60.7	$ 60.6	$ 61.4	$ 60.0	$ 62.6	$ 60.3	$ 61.0	$ 60.0
	Subtract:									
	Unrealized gains (losses)	(2.2)	(2.9)	(3.1)	(2.2)	(3.8)	(1.5)	(3.7)	(3.1)	(3.8)
	Adjusted end of period invested assets and cash	$ 63.6	$ 63.6	$ 63.7	$ 63.6	$ 63.8	$ 64.1	$ 64.0	$ 64.1	$ 63.8
(A)	**Average Invested Assets and Cash Used in Reported and Core Yield Calculation**	$ 63.6	$ 63.6	$ 63.7	$ 63.7	$ 63.9	$ 64.0	$ 64.0	$ 64.3	$ 64.1
	(Income - amounts in millions)									
(B)	**Reported - Net Investment Income**	$ 799	$ 802	$ 739	$ 2,340	$ 793	$ 777	$ 808	$ 782	$ 3,160
	Subtract:									
	Bond calls and commercial mortgage loan prepayments	2	1	2	5	—	1	1	1	3
	Other non-core items[1]	2	5	2	9	5	4	4	2	15
(C)	**Core Net Investment Income**	$ 795	$ 796	$ 735	$ 2,326	$ 788	$ 772	$ 803	$ 779	$ 3,142
(B) / (A)	**Reported Yield**	5.02%	5.04%	4.64%	4.90%	4.97%	4.86%	5.04%	4.87%	4.93%
(C) / (A)	**Core Yield**	5.00%	5.00%	4.62%	4.87%	4.93%	4.82%	5.02%	4.85%	4.91%

Note: Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled "core yield" as a measure of investment yield. The company defines core yield as the investment yield adjusted for items that do not reflect the underlying performance of the investment portfolio. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield is not a substitute for investment yield determined in accordance with U.S. GAAP.

[1] Includes cost basis adjustments on structured securities and various other immaterial items.

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